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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 28, 2005


                               FEDERAL SCREW WORKS
             (Exact name of Registrant as specified in its charter)


          Michigan                      0-1837                  38-0533740
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)

                              20229 Nine Mile Road
                        St. Clair Shores, Michigan 48080
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (586) 443-4200

                                 Not Applicable
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED
           LISTING RULE OR STANDARD; TRANSFER OF LISTING.

         On February 28, 2005, Federal Screw Works (the "Company") issued a press release announcing that its Board of Directors had unanimously approved the deregistration of the Company's common stock and that it will file a Form 15 on March 2, 2005 with the Securities and Exchange Commission to terminate the registration of its common stock under the Securities Exchange Act of 1934. As a result of this filing, the Company will cease filing periodic reports with the Securities Exchange Commission. In addition, the Company announced that it will delist its common stock from the Nasdaq SmallCap Market, effective 4 p.m. on March 2, 2005. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K and is incorporate herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         A list of Exhibits included as part of this report is set forth in the
Exhibit Index which immediately precedes such Exhibits and is incorporated in this report by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



February 28, 2005                          FEDERAL SCREW WORKS


                                           By:  /s/ W. T. ZurSchmiede, Jr.
                                                -------------------------------
                                                W. T. ZurSchmiede, Jr.
                                                Chairman of the Board and
                                                Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------
99.1            Press Release, dated February 28, 2005